Rule 497(d)
                              FT 383

                e-Infrastructure FlexPortfolio Series
                   Fiber Optics FlexPortfolio Series
              Genomics & Proteomics FlexPortfolio Series
                Global Technology FlexPortfolio Series
            Software Innovations 2000 FlexPortfolio Series
               World Wide Wireless FlexPortfolio Series

            Supplement to the Prospectus dated March 7, 2000

Notwithstanding anything to the contrary in the Prospectus, in no event will the maximum Sponsor retention exceed 4.75% of the Public Offering Price per Unit for the Genomics & Proteomics FlexPortfolio Series.

March 21, 2000